UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 27, 2012 (January 24, 2012)

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-34404	75-0970548
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 W. WALL, SUITE 800 MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (432) 684-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2012, the Board of Directors of the Company (the “Board”), on the recommendation of the Compensation Committee, approved a deferral of a portion of the fiscal 2012 salary of Stephen C. Jumper, Christina W. Hagan, C. Ray Tobias and K. S. Forsdick. The amount of deferred fiscal 2012 salary for these named executive officers is the same as the amount of fiscal 2011 salary deferred as shown in the Company’s 2012 proxy statement. The deferred portion will be paid in December of 2012.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Shareholders was held on January 24, 2012.

The following proposals were adopted by the margins indicated:

1. To elect a Board of Directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

	Number of Shares
Director Name	For	Withheld	Broker Non-Votes
Paul H. Brown	5,193,902	415,098	1,608,324
Craig W. Cooper	5,325,134	283,866	1,608,324
L. Decker Dawson	4,919,850	689,150	1,608,324
Gary M. Hoover	5,293,395	315,605	1,608,324
Stephen C. Jumper	5,201,317	407,683	1,608,324
Jack D. Ladd	5,297,829	311,171	1,608,324
Ted R. North	5,293,812	315,188	1,608,324
Tim C. Thompson	4,941,534	667,466	1,608,324

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

Number of Shares
For	5,902,123
Against	690,182
Abstain	625,019

3. To approve, on an advisory basis, the executive compensation of the named executive officers.

Number of Shares
For	5,396,333
Against	95,047
Abstain	117,620
Broker Non-Votes	1,608,324

4. To recommend, on an advisory basis, the frequency with which shareholders participate in an advisory vote on executive compensation.

Number of Shares
Every 1 Year	3,532,936
Every 2 Years	420,319
Every 3 Years	1,541,294
Abstain	114,451

The Company’s shareholders voted, on an advisory basis, for “Every 1 Year” as their preferred frequency of conducting future advisory votes on executive compensation. The Board has considered the voting results of this advisory vote and other factors, and the Board has determined that future advisory votes on executive compensation will be held on an annual basis until the next required shareholder advisory vote on the frequency of such votes or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: January 27, 2012	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and Chief Financial Officer

4